EXHIBIT 4.1

64488
NUMBER                                                             SHARES
                                  COMMON STOCK
GB
                    GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.
[BOOK LOGO]                                                        [BOOK LOGO]
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                      SEE REVERSE FOR CERTAIN DEFINITIONS  CUSIP 380804 20 3

THIS IS TO CERTIFY THAT





IS THE OWNER OF

                        FULLY PAID AND NON-ASSESSABLE SHARES OF THE $.01 PAR
                                   VALUE COMMON STOCK OF

                        -------GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.----------

                        transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation and the By-Laws of the Corporation as amended from time to time. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[TRAIN LOGO]                 Dated

                                /s/ Philip Galanes       /s/ Richard E. Snyder
                                    PHILIP GALANES           RICHARD E. SNYDER
                                      SECRETARY                  CHAIRMAN


                                COUNTERSIGNED AND REGISTERED:       [GOLDEN
                                    THE BANK OF NEW YORK              BOOKS
                                                 TRANSFER AGENT      FAMILY
                                                  AND REGISTRAR   ENTERTAINMENT,
                                                                       INC.
                                  BY                                  SEAL]
                                             AUTHORIZED SIGNATURE

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
     TEN COM-as tenants in common       UNIF GIFT MIN ACT-      Custodian
                                                          ------         -----
     TEN ENT-as tenants by the entireties                 (Cust)         (Minor)
     JT TEN -as joint tenants with right of               under Uniform Gifts to
             survivorship and not as tenants              Minors Act
             in common                                              ------------
                                                                      (State)
    Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED,        HEREBY SELL, ASSIGN AND TRANSFER UNTO
          PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
          [                                ]

          -------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

          -------------------------------------------------------------

          -------------------------------------------------------------
                                                                 SHARES
          -------------------------------------------------------
          OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                                            ATTORNEY
          -----------------------------------------------
          TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES. DATED
               -----------------


                         ----------------------------------------------
                 NOTICE: THE   SIGNATURE  TO  THIS   ASSIGNMENT   MUST
                         CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.